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                                                                 EXHIBIT 10.16


                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification Agreement is entered into as of October 15, 1999, by and between T/R Systems, Inc., a Georgia corporation ("Borrower") whose address 1300 Oakbrook Drive, Norcross, Georgia 30093, and Silicon Valley Bank ("Lender") whose address is 3003 Tasman Drive, Santa Clara, CA 95054 (hereinafter the "Loan Modification Agreement"), with a loan production office at 3343 Peachtree Road, Suite 312, Atlanta, Georgia 30326.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated October 17, 1997, as amended by a Loan Modification Agreement dated as of March 31, 1998 between Borrower and Bank, a Second Loan Modification Agreement dated as of October 16, 1998 between Borrower and Bank, a Third Loan Modification Agreement dated as of January 18, 1999 between Borrower and Bank, and as may be further amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Two Million Dollars ($2,000,000) (the "Committed Revolving Line") and a Committed Equipment Line in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Committed Equipment Line"). Defined terms used herein without definition shall have the same meaning ascribed thereto in the Loan Agreement. The purpose of this Loan Modification Agreement is to make certain modifications to the Committed Revolving Line.

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Committed Revolving Line and Committed Equipment Line is secured by the Collateral as described in the Loan Agreement. Hereinafter, the above-described security documents, together with all other documents securing repayment of the Committed Revolving Line and Committed Equipment Line shall be referred to as the "Security Documents". Hereinafter, the Loan Agreement, the Security Documents, together with all other documents evidencing or securing the Committed Revolving Line, shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

     (a)  Modifications to Revolving Facility.

          The purpose of this Loan Modification Agreement is to renew the Committed Revolving Line and to further modify the Existing Loan Documents as follows:

          (1) The amount of the Committed Revolving Line is increased to Three Million and No/100ths Dollars ($3,000,000.00); provided, however, that the face amount of outstanding Letters of Credit shall not exceed Two Hundred Thousand and No/l00ths Dollars ($200,000.00);

          (2) The term of the Committed Revolving Line is extended from October 15, 1999 to October 14, 2000; and



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          (3)  Except as set forth in Section 2.3(b) of the Loan Agreement, any
               Credit Extensions shall bear interest, on the average daily balance thereof, at a per annum rate equal to three-quarters of one percentage point (.75%) above the Prime Rate.

     (b)  Modification(s) to Loan Agreement.

          (1) In the Loan Agreement, the definition of "Committed Revolving Line" is deleted and replaced with the following:

               "Committed Revolving Line" means a credit extension of up to Three Million and No/100ths Dollars ($3,000,000.00).

          (2) In the Loan Agreement, the definition of "Revolving Maturity Date" is deleted and replaced with the following:

               "Revolving Maturity Date" means October 14, 2000.

          (3) Subparagraph (a) of Section 2.1.2 of the Loan Agreement is deleted in its entirety and replaced with the following:

               "(a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the then outstanding principal balance of the Advances; provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed TWO HUNDRED THOUSAND AND NO/100THS DOLLARS ($200,000.00). Each letter of Credit shall have any expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement."

          (4) Subparagraph (a) of Section 2.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

               "(a) Interest Rate. Except as set forth in Section 2.3(b), any Credit Extensions shall bear interest, on the average daily balance thereof, at a per annum rate equal to three-quarters of one percentage point (.75%) above the Prime Rate."




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          (5)  Subparagraph (f) of Section 6.3 of the Loan Agreement is deleted in its entirety and replaced with the following:

               "(f) within thirty (30) days after the last day of each month, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable."

          (6) The Borrowing Base Certificate of Borrower attached as Exhibit "C" to the Loan Agreement is deleted and replaced with the Borrowing Base Certificate attached hereto as Schedule 1.

          (7) The Compliance Certificate of Borrower attached as Exhibit "D" to the Loan Agreement is deleted and replaced with the Compliance Certificate attached hereto as Schedule 2.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a Facility Fee equal to one-half of one percentage point (.5%) of $2,000,000.00 of the Committed Revolving Line (i.e., $10,000.00), which shall be due at the time of execution of the documentation of this Loan Modification Agreement, and an additional Facility Fee of one-half of one percentage point (.5%) on the remaining $1,000,000.00 of the Committed Revolving Line (i.e., $5,000.00) if the aggregate Credit Extensions ever exceed $2,000,000.00, to be paid on the date such aggregate Credit Extensions exceed $2,000,000.00. All such Facility Fees shall be fully earned and nonrefundable when paid. In addition, Borrower shall pay all out of pocket expenses, including legal fees and expenses.

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank as follows:

   (a) Borrower has adequate corporate power and authority to execute and deliver this Loan Modification Agreement and the other documents executed and/or delivered in connection herewith (collectively, the "Modification Documents") and to perform its respective obligations hereunder and thereunder, and under the Existing Loan Documents, as amended hereby. Each of this Loan Modification Agreement and the other Modification Documents has been duly authorized, executed and delivered by Borrower, and does not contravene any law, rule or regulation applicable to Borrower or any of the terms of its Articles of Incorporation or bylaws, or any other indenture, agreement or undertaking to which Borrower is a party. This Loan Modification Agreement and the other Modification Documents effectively amend the Existing Loan Documents in accordance with the terms hereof and thereof. Borrower's obligations hereunder and under the other Modification Documents, and under the Loan Agreement and the other Existing Loan Documents, each as amended hereby and thereby, constitute legally valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the rights of creditors generally and by equitable principles.




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   (b) All of the representations and warranties made by Borrower in the Loan
Agreement and the other Existing Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

   (c) Upon the execution and delivery of this Loan Modification Agreement and the satisfaction of the conditions precedent set forth in Section 7 hereof, no Event of Default shall exist and be continuing.

7. CONDITIONS PRECEDENT.

   (a) The agreements contained herein and the amendments contemplated hereby shall not be effective unless each of the following conditions precedent is satisfied:

     (1) All of the representations and warranties made by Borrower in Section 6 hereof shall be true and correct;

     (2) Bank shall receive in form and substance reasonably satisfactory to Bank, a Certificate of the President of Borrower as to the satisfaction of the condition specified in clause (1) of this Section 7(a);

     (3)  Bank shall receive the Loan Fee;

     (4)  Borrower shall execute and deliver a Renewal Promissory Note;

     (5) Bank shall have received, in form and substance reasonably satisfactory to Bank, such other documents as Bank shall deem necessary and/or appropriate; and

     (6) Bank shall receive have received a Certificate of Good Standing for Borrower from the State of Georgia.

Upon satisfaction of each of the conditions precedent set forth in this Section 7(a), the agreements contained herein and the amendments contemplated hereby shall be deemed effective as of the date hereof.

(b) From and after the satisfaction of the conditions precedent set forth in
Section 7(a) hereof, Bank's obligations to make any Advances to Borrower under the Loan Agreement and the other Loan Documents shall be subject to the additional conditions that (i) all of the representations and warranties made by Borrower herein, whether directly or incorporated herein by reference, shall be true and correct immediately prior to the time of the proposed Advance as if made at and as of such time, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date, and (ii) no Event of Default, or event or condition which, with notice or lapse of time, or both, would constitute an Event of Default, would occur after giving effect to the making of such Advance. From and after the satisfaction of the conditions precedent set forth in Section 7(a) hereof, each request by Borrower for an Advance under the Loan Agreement and the other Loan Documents shall be




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deemed to be a representation and warranty by Borrower that all of the conditions precedent in this Section 7(b) have been met.

8. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modification of the Existing Loan Documents pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future amendments or modifications to the Existing Loan Documents. Nothing in this Loan Modification Agreement shall constitute a novation or satisfaction of the Borrower's Obligations to Bank. It is the intention of Bank and Borrower to retain as liable parties, all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

10. MISCELLANEOUS. This Loan Modification Agreement shall be considered a "Loan Document" under and as defined in the Loan Agreement. THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OR ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THE BORROWER AND THE BANK ALSO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ENFORCE ANY JUDGMENT OBTAINED AGAINST THE BORROWER IN CONNECTION WITH THIS AGREEMENT OR SUCH OTHER LOAN DOCUMENT, MAY BE BROUGHT BY THE BANK OR BORROWER IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF THE STATE IN WHICH BANK'S ADDRESS SHOWN IN SECTION 10 OF THE LOAN AGREEMENT IS LOCATED, OR BANK, IN ITS SOLE DISCRETION, MAY BRING LEGAL ACTION AGAINST BORROWER IN ANY OTHER COURT TO THE JURISDICTION OF WHICH SUCH BORROWER OR ANY OF ITS PROPERTY IS OR MAY BE SUBJECT. EACH OF THE BORROWER AND THE BANK, AS APPLICABLE,



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IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORE SAID STATE AND FEDERAL
COURTS, AND IRREVOCABLY WAIVES ANY PRESENT OR FUTURE OBJECTION TO VENUE IN ANY SUCH COURT, AND ANY PRESENT OR FUTURE CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM, IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

         This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                                 BANK:


T/R SYSTEMS, INC.                         SILICON VALLEY BANK, doing business
                                          as SILICON VALLEY EAST


By: /s/ Lyle W. Newkirk                   By: /s/ Angela Hart
    -------------------------------           ----------------------------------

Name: Lyle W. Newkirk                     Name: Angela Hart
      -----------------------------             --------------------------------

Title: VP; CPO                            Title: Vice President
      -----------------------------              -------------------------------



                                          SILICON VALLEY BANK


                                          By: /s/
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title: AVP
                                                 -------------------------------

                                          (signed in Santa Clara, CA)




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                                                                      SCHEDULE 1

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE

Borrower:  T/R Systems, Inc.                         Bank:  Silicon Valley Bank

Commitment Amount:  $3,000,000.00

--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of _____                                    $________
         2.       Additions (please explain on reverse)                                         $________
         3.       TOTAL ACCOUNTS RECEIVABLE                                                     $________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                    $________
         5.       Balance of 50% over 90 day accounts                         $________
         6.       Concentration Limits                                        $________
         7.       Ineligible Foreign Accounts                                 $________
         8.       Governmental Accounts                       $________
         9.       Contra Accounts                             $________
         10.      Promotion or Demo Accounts                                  $________
         11.      Intercompany/Employee Accounts              $________
         12.      Other (please explain on reverse)           $________
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                          $________
         14.      Eligible Accounts (#3 minus #13)                            $________
         15.      LOAN VALUE OF ACCOUNTS (80% of #14)                                           $________

BALANCES
         16.      Maximum Loan Amount                                         $3,000,000.00
         17.      Total Funds Available (Lesser of #16 or #15)                                  $________
         18.      Present balance owing on Line of Credit                                       $________
         19.      Outstanding under Sublimits (L/C $200,000)                                    $________
         20.      RESERVE POSITION (#17 minus #18 and #19)                                      $________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement dated as of October 17, 1997, and as may be amended from time to time, between the undersigned and Silicon Valley Bank.

COMMENTS:

                                            ===============================
                                                     BANK USE ONLY
                                              RECEIVED BY: _______________
                                              DATE: ______________________
                                              REVIEWED BY: _______________
                                              COMPLIANCE STATUS:  YES / NO
                                            ===============================


----------------------------------------

By:
    ------------------------------------
         Authorized Signer




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                                                                      SCHEDULE 2

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

To:   SILICON VALLEY BANK ("Bank")

FROM: T/R SYSTEMS, INC. ("Borrower")

         The undersigned authorized Responsible Officer of T/R Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of October 12, 1997 between Borrower and Bank, as amended by that certain Modification Agreement dated March 31, 1998, that certain Second Loan Modification Agreement dated October 16, 1998, that certain Third Loan Modification Agreement dated January 18, 1999, and that certain Fourth Modification Agreement dated October 15, 1999 by and between Borrower and Bank and as may be amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________________ with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, and (iii) no Event of Default, and no event which with notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with General Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                             REQUIRED                                        COMPLIES
------------------                             --------                                        --------
Monthly financial statements                   Monthly within 30 days                       Yes        No
Annual (CPA Audited)                           FYE within 120 days                          Yes        No
A/R Aging                                      Monthly within 130 days                      Yes        No
A/R Audit                                      Annual                                       Yes        No


FINANCIAL COVENANT                             REQUIRED               ACTUAL                   COMPLIES
------------------                             --------               ------                   --------
Maintain on a Monthly Basis:
    Minimum Quick Ratio                        1.5:1.0                ________:1.0          Yes        No
    Minimum Tangible Net Worth                 $4,500,000             $__________           Yes        No


COMMENTS REGARDING EXCEPTIONS:  SEE ATTACHED


                                            ===============================
                                                     BANK USE ONLY
                                              RECEIVED BY: _______________
                                              DATE: ______________________
                                              VERIFIED: __________________
                                              DATE: ______________________
                                              COMPLIANCE STATUS:  YES / NO
                                            ===============================

T/R SYSTEMS, INC.



By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------





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